UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 28, 2015

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2015, the Board of Directors (the “Board”) of The Cheesecake Factory Incorporated (the “Company”) approved an amendment to our 2010 Stock Incentive Plan (the “2010 Stock Plan”) to increase the number of shares of common stock available for grant under the 2010 Stock Plan by 2,400,000 shares, which would increase the authorized shares from 6,780,000 shares to 9,180,000 shares, and to reapprove the material terms of the performance goals under the 2010 Stock Plan (the “Amendment”), subject to approval of the Amendment by the Company’s stockholders. At the Company’s annual meeting of stockholders (the “Annual Meeting”) held on May 28, 2015, the Company’s stockholders approved the Amendment.

On April 2, 2015, the Board approved the amendment and restatement of our 2010 Amended and Restated Annual Performance Incentive Plan as the 2015 Amended and Restated Annual Performance Incentive Plan (the “2015 Incentive Plan”), subject to approval of the material terms of the performance goals under the 2015 Incentive Plan by the Company’s stockholders. At the Annual Meeting the Company’s stockholders approved the material terms of the performance goals under the 2015 Incentive Plan.

Copies of the 2010 Stock Plan, as amended by the Amendment, and the 2015 Incentive Plan are filed as Appendices A and B, respectively to the Company’s 2015 definitive proxy statement filed on April 17, 2015 with the Securities and Exchange Commission (the “SEC”) and incorporated herein by reference.

ITEM 5.07                                  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company held its annual meeting of stockholders on May 28, 2015.  The final results of the vote taken for each proposal are as follows:

Proposal 1: Election of Directors

Name	For	Against	Abstain	Broker Non-Votes
David Overton	38,750,918	3,652,391	12,179	3,014,141
Alexander L. Cappello	41,934,894	467,821	12,773	3,014,141
Jerome I. Kransdorf	41,807,727	594,481	13,280	3,014,141
Laurence B. Mindel	41,845,381	555,062	15,045	3,014,141
David B. Pittaway	42,041,016	361,274	13,198	3,014,141
Douglas L. Schmick	42,056,547	345,907	13,034	3,014,141
Herbert Simon	29,268,844	13,133,736	12,908	3,014,141

Proposal 2:   Approval of an Amendment to the 2010 Stock Incentive Plan to Increase its Maximum Authorized Shares and to Re-Approve the Material Terms of the Performance Goals Under the 2010 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
38,117,135	3,976,629	321,724	3,014,141

Proposal 3:   Approval of the Material Terms of the Performance Goals Under the 2015 Amended and Restated Annual Performance Incentive Plan.

For	Against	Abstain	Broker Non-Votes
41,907,515	459,713	48,260	3,014,141

Proposal 4:   Ratification of Selection of Independent Registered Public Accounting Firm.

For	Against	Abstain	Broker Non-Votes
45,280,297	125,661	23,671	—

Proposal 5:   Non-Binding Advisory Vote on Executive Compensation.

For	Against	Abstain	Broker Non-Votes
33,669,913	8,692,733	52,842	3,014,141

ITEM 8.01                                  OTHER EVENTS

Election of Lead Director

Mr. Jerry Kransdorf’s term as Lead Director of the Company was scheduled to expire at the 2015 annual meeting of stockholders. On May 27, 2015, the independent directors of the Board of the Company re-elected Mr. Kransdorf as Lead Director of the Company, to serve in that capacity until the 2016 annual meeting of stockholders or his successor has been elected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2015	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ W. Douglas Benn
W. Douglas Benn
Executive Vice President and Chief Financial Officer